[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) MONEY
                              MARKET SERIES

MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGER
Jean O. Alessandro*                                      For additional information,
                                                         contact your investment professional.
TREASURER
James O. Yost*                                           CUSTODIAN
                                                         State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                         WORLD WIDE WEB
Ellen Moynihan*                                          www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate and bank issues, in order to minimize credit risk.

Despite some signs of moderating economic growth in the second quarter of 2000, the U.S. economy continued to grow steadily and unemployment fell to 30-year lows. Historically, these conditions have caused inflation to accelerate; therefore, the Federal Reserve Board (the Fed) moved to contain the inflationary pressures that usually accompany this backdrop.

While the Fed refrained from raising interest rates during its last meeting, we don't believe the possibility of future interest rates hikes can be ruled out. As a result, we've structured the portfolio with a relatively short maturity and targeted 36 days for the average maturity of the series' holdings.

On June 30, 2000, approximately 95% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the series are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value at $1.00 per share, it is possible to lose money by investing in the series.

    Respectfully,

/s/ Jean O. Alessandro

    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Jean O. Alessandro is Assistant Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Cash Reserve Fund, MFS(R) Government Money Market Fund, MFS(R) Money Market Fund, the Money Market Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Money Market Series (part of MFS(R) Variable Insurance Trust(SM)).

Ms. Alessandro joined MFS in 1986 as a fixed-income trading assistant. From 1986 to 1990, she was a money market trader and, from 1990 to 1993, a senior money market specialist. She was named Investment Officer in 1993, portfolio manager in 1998, and Assistant Vice President in 1999. Ms. Alessandro earned a bachelor's degree from the University of Connecticut.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity

Commencement of investment operations: January 3, 1995

Size: $10.6 million net assets as of June 30, 2000



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Commercial Paper - 94.8%
-------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
ISSUER                                                              (000 OMITTED)                 VALUE
-------------------------------------------------------------------------------------------------------
    Alpine Securitization Corp., due 8/11/00                               $  300           $   297,752
    Anheuser Busch, Inc., due 7/03/00                                         400               399,849
    AT&T Corp., due 7/10/00                                                   400               399,344
    Bayerische Vereinsbank, due 9/13/00                                       400               394,582
    Bellsouth Telecomm, Inc., due 7/26/00                                     475               472,836
    Campbell Soup Co., due 9/07/00                                            400               395,059
    Caterpillar Financial Services N V, due 9/28/00                           400               393,503
    Credit Suisse, due 9/01/00                                                400               395,391
    Duke Power Co., due 7/18/00                                               400               398,772
    Emerson Electric Co., due 8/21/00                                         400               396,300
    Ford Motor Credit Corp., due 8/15/00                                      400               396,740
    Gannett, Inc., due 7/13/00                                                400               399,135
    Goldman Sachs Group LP, due 8/08/00                                       400               397,230
    Halliburton Corp., due 9/18/00                                            400               394,242
    ING America Insurance, due 7/11/00                                        100                99,817
    Kellogg Co., due 7/11/00                                                  300               299,458
    Merrill Lynch & Co., Inc., due 8/10/00                                    400               397,093
    Metropolitan Life Funding, Inc., due 7/28/00                              145               144,277
    Morgan Stanley Dean Witter, due 7/07/00 - 9/14/00                         400               396,401
    Motorola, Inc., due 8/25/00                                               400               396,009
    Old Line Funding Corp., due 7/11/00                                       400               399,268
    Pitney Bowes Credit Corp., due 7/05/00                                    400               399,706
    Salomon Smith Barney Holdings, Inc., due 8/03/00                          400               397,562
    Sara Lee Corp., due 7/03/00                                               400               399,849
    Wal-Mart Stores, Inc., due 7/05/00                                        400               399,711
    American Express Credit Corp., due 8/17/00                                400               396,590
    General Electric Capital Corp., due 8/21/00                               400               396,294
-------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                                   $10,052,770
-------------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 5.1%
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00                                    $  140           $   139,949
    Federal National Mortgage Assn., due 7/12/00                              400               399,216
-------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost                             $   539,165
-------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost                                                        $10,591,935

Other Assets, Less Liabilities - 0.1%                                                             7,261
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $10,599,196
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                          $10,591,935
  Cash                                                                    6,019
  Receivable for series shares sold                                       1,728
  Other assets                                                            1,765
                                                                    -----------
      Total assets                                                  $10,601,447
                                                                    -----------
Liabilities:
  Payable for series shares reacquired                              $       980
  Payable to affiliates -
    Management fee                                                          145
    Reimbursement fee                                                        29
  Accrued expenses and other liabilities                                  1,097
                                                                    -----------
      Total liabilities                                             $     2,251
                                                                    -----------
Net assets (represented by paid-in capital)                         $10,599,196
                                                                    ===========
Shares of beneficial interest outstanding                            10,599,196
                                                                     ==========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)             $1.00
                                                                       =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $321,464
                                                                       --------
  Expenses -
    Management fee                                                     $ 26,453
    Trustees' compensation                                                1,090
    Shareholder servicing agent fee                                       1,852
    Administrative fee                                                      854
    Custodian fee                                                         4,897
    Printing                                                              3,181
    Auditing fees                                                        12,050
    Legal fees                                                              620
    Miscellaneous                                                           563
                                                                       --------
      Total expenses                                                   $ 51,560
    Fees paid indirectly                                                 (1,032)
    Reduction of expenses by investment adviser                         (18,784)
                                                                       --------
      Net expenses                                                     $ 31,744
                                                                       --------
        Net investment income                                          $289,720
                                                                       ========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                            JUNE 30, 2000            DECEMBER 31, 1999
                                                              (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                              $   289,720                 $    562,722
                                                              -----------                 ------------
Series share (principal) transactions at net asset value of $1.00 per share -
  Net proceeds from sale of shares                            $ 4,614,485                 $ 11,892,729
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                 290,095                      562,473
  Cost of shares reacquired                                    (5,731,795)                 (12,597,423)
                                                              -----------                 ------------
    Total decrease in net assets                              $  (827,215)                $   (142,221)
Net assets:
  At beginning of period                                       11,426,411                   11,568,632
                                                              -----------                 ------------
  At end of period                                            $10,599,196                 $ 11,426,411
                                                              ===========                 ============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,                         PERIOD ENDED
                          SIX MONTHS ENDED      -----------------------------------------------------------       DECEMBER 31,
                             JUNE 30, 2000            1999            1998            1997             1996              1995*
                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                            $ 1.00          $ 1.00          $ 1.00          $ 1.00           $ 1.00             $ 1.00
                                    ------          ------          ------          ------           ------             ------
Income from investment operations# -
  Net investment income(S)          $ 0.03          $ 0.05          $ 0.05          $ 0.05           $ 0.04             $ 0.04
                                    ------          ------          ------          ------           ------             ------
Less distributions declared to shareholders
  from net investment income        $(0.03)         $(0.05)         $(0.05)         $(0.05)          $(0.04)            $(0.04)
                                    ------          ------          ------          ------           ------             ------
Net asset value - end of
  period                            $ 1.00          $ 1.00          $ 1.00          $ 1.00           $ 1.00             $ 1.00
                                    ======          ======          ======          ======           ======             ======
Total return                          5.56%+          4.59%           4.91%           4.91%            4.55%              4.37%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                          0.62%+          0.61%           0.62%           0.61%            0.63%              0.63%+
  Net investment income               5.49%+          4.52%           4.76%           4.91%            4.53%              4.54%+
Net assets at end of period
  (000 omitted)                    $10,599         $11,426         $11,569          $8,755             $633               $180

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.10% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and ratios would have been:
      Net investment income (loss)    0.03          $ 0.04          $ 0.05          $ 0.04           $(0.21)            $(0.14)
      Ratios (to average net assets):
        Expenses##                    0.98%+          0.88%           0.96%           1.36%           27.74%             21.54%+
        Net investment income (loss)  5.13%+          4.25%           4.42%           4.16%          (22.58)%           (16.37)%+
  * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Money Market Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and /or life insurance products. As of June 30, 2000, there were 8 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The trust's use of amortized cost is subject to the trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1999, the series, for federal income tax purposes, had a capital loss carryforward of $53, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005, ($24), December 31, 2006, ($21), and December 31, 2007, ($8).

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, the aggregate unreimbursed expenses amounted to $194,889.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $207,251,926 and $208,363,000, respectively.

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share).

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $35. The series had no borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                              VMM-3  8/00   595